UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 14, 2004

Cross Country Healthcare, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-33169	13-4066229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6551 Park of Commerce Blvd., N.W., Boca Raton, FL 33487

(Address of Principal Executive Office) (Zip Code)

(561) 998-2232

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit	Description

99.1	Press Release issued by Cross Country Healthcare, Inc. (“the Company”) on May 14, 2004
99.2	Press Release issued by the Company on May 14, 2004

Item 9.  Regulation FD Disclosure.

Incorporated by reference are two press releases issued by the Company on May 14, 2004 which are attached hereto as Exhibits 99.1 and 99.2. This information is being furnished under Item 9 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 12.  Results of Operations and Financial Condition.

(a)  On May 14, 2004 the Company issued two press releases announcing that it is scheduled to make presentations, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current
Report on Form 8-K. This information is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CROSS COUNTRY HEALTHCARE, INC.

	By:	/s/ EMIL HENSEL
	Name:	Emil Hensel
Dated: May 18, 2004	Title:	Chief Financial Officer

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Item 9.  Regulation FD Disclosure.

Item 12.  Results of Operations and Financial Condition.